DIVIDENDS AND INTEREST ON EQUITY (Policies)	12 Months Ended
Dec. 31, 2023
DIVIDENDS AND INTEREST ON EQUITY
DIVIDENDS AND INTEREST ON EQUITY
19.a. Accounting policy
19.a.1. Dividends
Minimum mandatory dividends are stated in the balance sheet as legal obligations (provision in current liabilities). Dividends in excess of such minimum amount, not yet approved in the Shareholders’ Meeting, are recorded in equity as proposed additional dividends. After approval at the Shareholders’ Meeting, the dividends in excess of the mandatory minimum are transferred to current liabilities and classified as legal obligations.
19.a.2. Interest on equity
Brazilian legislation allows companies to pay interest on equity, which is similar to payment of dividends; however, this is deductible for income tax calculation purposes. In order to comply with Brazilian tax legislation, the Company and its subsidiaries provision, in its accounting records, the amount due to match against the financial expenses account in the statement of income for the year. For the presentation of these financial statements, that expense is reversed against a direct charge to equity, resulting in the same accounting treatment adopted for dividends. The distribution of interest on equity to shareholders is subject to withholding income tax at a 15% rate.
19.a.3. Unclaimed dividends and interest on equity
The rights to receive unclaimed interest on equity and dividends prescribe after three years from the initial date available for payment. When dividends and interest on equity expire, these amounts are reversed to retained earnings.